Exhibit 10.21

CERTAIN INFORMATION OF THIS DOCUMENT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: June 7, 2025

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Train 4	CHANGE ORDER NUMBER: Owner EC Number: EC40016 Contractor Change Number: SCT4016

OWNER: Rio Grande LNG Train 4, LLC	EFFECTIVE DATE OF CHANGE ORDER: September 4, 2025

CONTRACTOR: Bechtel Energy Inc.

HIGH VALUE ORDER TRUE UP
The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND

[***]

CHANGE

1.Attachment LL (High Value Order True Up) of the Agreement – Schedule LL-1 (High Value Orders) shall be updated per the Schedule LL-1, as provided in Attachment 1 to this Change Order.

The cumulative adjustment in the Contract Price as a result of the Change in HVO Value for the above-mentioned High Value Order Equipment is shown in the updated Schedule LL-1.

[***]

Contractor confirms that the Change in HVO Value does not include any impacts that are the result of a change in the scope, design, quantities, specifications or terms and conditions for these HVO Subcontractors, except as noted in Attachment 2 to this Change Order.

Attachments to support this Change Order:

Attachment 1 – Schedule LL-1 (High Value Orders), as updated by this Change Order.
Attachment 2 – Changes to HVO Values Resulting from Change in Scope, Design, Quantities, Specifications, or Terms and Conditions

Adjustments to Contract Price
1)	The original Contract Price was	$4,768,401,000
2)	Net change by previously authorized Change Orders (N/A)	$—
3)	The Contract Price prior to this Change Order was	$4,768,401,000
4)	The Aggregate Equipment Price will be decreased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be decreased by this Change Order in the amount of	$(2,292,203)
7)	The new Contract Price including this Change Order will be	$4,766,108,797
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC40016_SCT4016 will be incorporated in Change Order EC40020_SCT4018 to be executed in 3Q 2025.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC40016_SCT4016 will be incorporated in Change Order EC40020_SCT4018 to be executed in 3Q 2025.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
This item [A] applies to price and schedule for below listed High Value Orders, provided however, NTP must be issued on or before September 15, 2025:

[***]

[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:
Initials: SFO Contractor AT Owner

[***]

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

September 4, 2025	September 4, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: June 7, 2025

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Train 4	CHANGE ORDER NUMBER: Owner EC Number: EC40009 Contractor Change Number SCT4009

OWNER: Rio Grande LNG Train 4, LLC	EFFECTIVE DATE OF CHANGE ORDER: September 10, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: HP FUEL GAS MIXING DRUM – ENGINEERING AND PROCUREMENT
The Agreement between the Parties listed above is changed as follows:

BACKGROUND:

[***]

CHANGE:

[***]

Attachments to support this Change Order: N/A

Adjustments to Contract Price
1)	The original Contract Price was	$4,768,401,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$16,769,197
3)	The Contract Price prior to this Change Order was	$4,785,170,197
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$907,300
7)	The new Contract Price including this Change Order will be	$4,786,077,497
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40009_SCT4009 will be incorporated in Change Order EC40020_SCT4018 to be executed in 3Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40009_SCT4009 will be incorporated in Change Order EC40020_SCT4018 to be executed in 3Q-2025.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change subject to the exceptions herein. Initials: SFO Contractor: A T Owner

[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: SFO Contractor A T Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

September 10, 2025	September 10, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: June 7, 2025

AGREEMENT: Amended and Restated Fixed Price EPC Turnkey Agreement for Train 4	CHANGE ORDER NUMBER: Owner EC Number: EC40001 Contractor Change Number SCT4001

OWNER: Rio Grande LNG Train 4, LLC	EFFECTIVE DATE OF CHANGE ORDER: September 10, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: AIMS & CMMS SCOPE DEVELOPMENT TRANSFER TO OWNER

BACKGROUND:

Owner will lead development and implementation of asset integrity management systems (AIMS) and computerized maintenance management systems (CMMS). Contractor shall continue to obtain and provide Owner all baseline data required to be loaded into AIMS and CMMS. Section 18 of Attachment A, Schedule A-1 (Scope of Work) correctly reflects the Contractor’s scope relating to development and implementation of such systems. However, as agreed by Owner and Contractor, the Contract Price needs to be adjusted to account for the scope removal as described in Attachment 1 to this Change Order.

Contractor’s Information Management plan (document # 26251-100-G01-GAN-00004 / RG-BL-000-PIM-PLN- 00006) as reviewed by Owner will be the basis for the development and handover of Contractor and vendor deliverables to support Owner’s drawing and data requirements to operate AIMS and CMMS.

CHANGE:

1.Contract Price; shall be adjusted to remove the scope (workhours) as defined in Attachment 1 (AIMS and CMMS Scope to be Removed from the Contract Price) to this Change Order.

Attachments to support this Change Order:
Attachment 1 – Attachment A, Schedule A-1, Section 18 (Operations and Maintenance Management Systems and Procedures) Red-line Mark-up

Adjustments to Contract Price
1)	The original Contract Price was	$4,768,401,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$(2,292,203)
3)	The Contract Price prior to this Change Order was	$4,766,108,797
4)	The Aggregate Equipment Price will be unchanged by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be decreased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be decreased by this Change Order in the amount of	$(1,084,700)
7)	The new Contract Price including this Change Order will be	$4,765,024,097
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.

The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40001_SC4001 will be incorporated in Change Order EC40020_SCT4018 to be executed in 3Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40001_SC4001 will be incorporated in Change Order EC40020_SCT4018 to be executed in 3Q-2025.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement:

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change subject to the exceptions herein. Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

September 10, 2025	September 10, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: June 7, 2025

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Train 4	CHANGE ORDER NUMBER: Owner EC Number: EC40002 Contractor Change Number SCT4002

OWNER: Rio Grande LNG Train 4, LLC	EFFECTIVE DATE OF CHANGE ORDER: September 10, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: TWIC FENCE AROUND LNG TANKS 3 AND 4
The EPC Agreement between the Parties listed above is changed as follows:

BACKGROUND

[***]

Figure 1 - Fencing & Security Language Included in the Basis of Design

[***]

CHANGE

1.Contract Price; shall be adjusted for all Work to install TWIC fencing around LNG Storage Tanks 3 and 4 as indicated in Attachment 1 to this Change Order.

Attachments to support this Change Order:
Attachment 1 – Red-Line Mark-Up of DWG RG-BL-034-PIP-PP-00002 (Unit Plot Plan LNG Storage and Loading Jetty 2)

Adjustments to Contract Price
1)	The original Contract Price was	$4,768,401,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$(3,376,903)
3)	The Contract Price prior to this Change Order was	$4,765,024,097
4)	The Aggregate Equipment Price will be decreased by this Change Order in the amount of	[***]
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	[***]
6)	The total Aggregate Equipment, Labor and Skills Price will be decreased by this Change Order in the amount of	$2,758,800
7)	The new Contract Price including this Change Order will be	$4,767,782,897
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40002_SC4002 will be incorporated in Change Order EC40020_SCT4018 to be executed in 3Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40002_SC4002 will be incorporated in Change Order EC40020_SCT4018 to be executed in 3Q-2025.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below: Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

September 10, 2025	September 10, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: June 7, 2025

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Train 4	CHANGE ORDER NUMBER: Owner EC Number: EC40004 Contractor Change Number SCT4004

OWNER: Rio Grande LNG Train 4, LLC	EFFECTIVE DATE OF CHANGE ORDER: September 10, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: HEAT EXCHANGER – BRPL FEED GAS – LOW ARRIVAL TEMPERATURE MITIGATION
The Agreement between the Parties listed above is changed as follows:

BACKGROUND

An electric heater is to be added in Train 4 to increase the fuel gas temperature in the line when the feed gas temperature at the Facility battery limit (potentially as low as 34oF) is below that specified in the Basis of Design to a suitable temperature for introduction into the combustion turbines.

CHANGE

1.Electric Fuel Gas Heater
Contractor shall add an electric fuel gas heater with the duty of 4 MMBtu/hr to the Unit 52 Fuel Gas System. The additional heating capacity shall be applied to the fuel gas downstream of the H2S Scavenger / Hg Adsorber After Filters (4S-1105A/B).

This Change Order does not change the basis of design of the feed gas temperature range for which the plant is designed as defined in Attachment A, Schedule A-2, Section 7.4.3 Table 5: Feed Gas Battery Limit Conditions at Inlet to the Full Facility.

Specific to this electric fuel gas heater and its associated Equipment, Contractor may deviate from the Project Specifications as indicated in Table 1 (Allowed Deviations) below. Should there be any other potential deviations necessary to support the standard (off the shelf) heater designs available from Chromalox, Owner will review and approve those to support Chromalox’s delivery schedule.

Table 1 – Allowed Deviations
[***]

Attachments to support this Change Order: N/A

Adjustments to Contract Price
1)	The original Contract Price was	$4,768,401,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$3,523,297
3)	The Contract Price prior to this Change Order was	$4,771,924,297
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	[***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	[***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$5,884,700
7)	The new Contract Price including this Change Order will be	$4,777,808,997
Adjustment to Key Dates.

The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40004_SCT4004 will be incorporated in Change Order EC40020_SCT018 to be executed in 3Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40004_SCT4004 will be incorporated in Change Order EC40020_SCT018 to be executed in 3Q-2025.

Impact on Minimum Acceptance Criteria: N/A

Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change subject to the exceptions herein. Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: ________ Contractor _______ Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

September 10, 2025	September 10, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: June 7, 2025

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Train 4	CHANGE ORDER NUMBER: Owner EC Number: EC40006 Contractor Change Number SCT4006

OWNER: Rio Grande LNG Train 4, LLC	EFFECTIVE DATE OF CHANGE ORDER: September 10, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: PCHE REMOVAL CAPABILITY
The Agreement between the Parties listed above is changed as follows:

BACKGROUND:

Modifications will be required to facilitate removal of the Printed Circuit Heat Exchangers E-1751A/B/C/D for maintenance and repair during Operations.

CHANGE:

[***]

Attachments to support this Change Order:
Attachment 1 - 30% Client Model Review Tag Number 3

Adjustments to Contract Price
1)	The original Contract Price was	$4,768,401,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$9,407,997
3)	The Contract Price prior to this Change Order was	$4,777,808,997
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	[***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	[***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$381,200
7)	The new Contract Price including this Change Order will be	$4,778,190,197
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40006_SCT4006 will be incorporated in Change Order EC40020_SCT4018 to be executed in 3Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40006_SCT4006 will be incorporated in Change Order EC40020_SCT4018 to be executed in 3Q-2025.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

September 10, 2025	September 10, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: June 7, 2025

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Train 4	CHANGE ORDER NUMBER: Owner EC Number: EC40007 Contractor Change Number SCT4007

OWNER: Rio Grande LNG Train 4, LLC	EFFECTIVE DATE OF CHANGE ORDER: September 10, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: END FLASH GAS – PIPING TIE-INS
The EPC Agreement between the Parties listed above is changed as follows:

BACKGROUND:

[***]

CHANGE:

[***]

Attachments to support this Change Order:
Attachment 1 – Piping Tie-in Package

Adjustments to Contract Price
1)	The original Contract Price was	$4,768,401,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$9,789,197
3)	The Contract Price prior to this Change Order was	$4,778,190,197
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	[***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	[***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$2,627,400
7)	The new Contract Price including this Change Order will be	$4,780,817,597
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40007_SCT4007 will be incorporated in Change Order EC40020_SCT4018 to be executed in 3Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40007_SCT4007 will be incorporated in Change Order EC40020_SCT4018 to be executed in 3Q-2025.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below: Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

September 10, 2025	September 10, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: June 7, 2025

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Train 4	CHANGE ORDER NUMBER: Owner EC Number: EC40010 Contractor Change Number SCT4010

OWNER: Rio Grande LNG Train 4, LLC	EFFECTIVE DATE OF CHANGE ORDER: September 10, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: ISBL TRAIN FEED GAS HEATER – ENGINEERING AND PROCUREMENT
The Agreement between the Parties listed above is changed as follows:

BACKGROUND:

Delivery of the feed gas may arrive at the Train 4 Facility battery limit at a temperature that is less than the operating minimum defined in Attachment A, Schedule A-2 (Basis of Design). To increase the temperature of the feed gas as needed, a feed gas/ hot oil heat exchanger will be required on the feed gas line of the LNG Train upstream of the H2S Scavenger/ Hg Adsorbers (C-1104A/B).

CHANGE:

1.ISBL Train Feed Gas Heater (4E-1106) – Contractor shall perform all Work necessary to engineer, specify, and procure an ISBL Feed Gas Heater based on the low feed gas temperature case defined in Attachment 1 (26251-100-MED-1T11-01106, Rev. 001 (Shell and Tube Heat Exchanger Datasheet – Feed Gas Heater)) to this Change Order. The equipment datasheet has been prepared by Contractor based on the design conditions and margins specified by Owner for the purpose of sizing the heat exchanger.

The exchanger shall be designed to utilize hot oil (Therminol 66) from the Train hot oil distribution system to increase the feed gas temperature. On the hot oil side, the feed gas heater shall be designed to be installed in parallel with the air-cooled Hot Oil Trim Cooler (E-4101), which is used to dissipate excess heat absorbed in the Waste Heat Recovery Units (WHRUs) that exceeds the heat duty requirement of the process users. Actual performance achieved by the heat exchanger is dependent upon the available excess hot oil duty within the existing hot oil system.

This Change Order does not change the basis of design of the feed gas battery limit conditions for which Train 4 Facility is designed as defined in Attachment A, Schedule A-2 Section 7.4.3, Table 5 (Feed Gas Battery Limit Conditions at Inlet to the Full Facility).

The detailed engineering, procurement, construction and commissioning/start-up of piles, foundations, pipes, valves, steel, etc. necessary for incorporating the feed gas heaters into the Train 4 Facility will be assessed and performed under a separate Change Order, or Change Orders, as may be required.

Attachments to support this Change Order:

Attachment 1 – 26251-100-MED-1T11-01106, Rev. 001 (Shell and Tube Heat Exchanger Datasheet – Feed Gas Heater)

Adjustments to Contract Price
1)	The original Contract Price was	$4,768,401,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$17,676,497
3)	The Contract Price prior to this Change Order was	$4,786,077,497
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	[***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	[***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$536,900
7)	The new Contract Price including this Change Order will be	$4,786,614,397
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40010_SCT4010 will be incorporated in Change Order EC40020_SCT4018 to be executed in 3Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40010_SCT4010 will be incorporated in Change Order EC40020_SCT4018 to be executed in 3Q-2025.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below: Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

September 10, 2025	September 10, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: June 7, 2025

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Train 4	CHANGE ORDER NUMBER: Owner EC Number: EC40011 Contractor Change Number SCT4011

OWNER: Rio Grande LNG Train 4, LLC	EFFECTIVE DATE OF CHANGE ORDER: September 10, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: UNIT 17 HOT GAS RECYCLE LINE
The Agreement between the Parties listed above is changed as follows:

BACKGROUND

[***]

CHANGE

[***]

This Change Order does not change the basis of design for the feed gas composition for which Train 4 Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.1 Table 3: Feed Gas Composition.

Contractor’s Warranties provided in the Agreement apply to the addition of the 10” hot gas recycle line and the necessary valves, instrumentation, and logic to safely operate and maintain it. Contractor specifically excludes any Warranties or guarantees that implementation of these design modifications will have the outcome that Owner intends with respect to mitigating potential consequences of heavy hydrocarbons in the feed gas to Train 4.

Attachments to support this Change Order: N/A

Adjustments to Contract Price
1)	The original Contract Price was	$4,768,401,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$18,213,397
3)	The Contract Price prior to this Change Order was	$4,786,614,397
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	[***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	[***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$2,722,200
7)	The new Contract Price including this Change Order will be	$4,789,336,597
Adjustment to Key Dates

The following Key Dates are modified:

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria:

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40011_SCT4011 will be incorporated in Change Order EC40020_SCT4018 to be executed in 3Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40011_SCT4011 will be incorporated in Change Order EC40020_SCT4018 to be executed in 3Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below: Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

September 10, 2025	September 10, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: June 7, 2025

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Train 4	CHANGE ORDER NUMBER: Owner EC Number: EC40012 Contractor Change Number SCT4012

OWNER: Rio Grande LNG Train 4, LLC	EFFECTIVE DATE OF CHANGE ORDER: September 10, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: LONG LEAD VALVES FOR ISBL TRAIN FEED GAS HEATER – ENGINEERING AND PROCUREMENT
The Agreement between the Parties listed above is changed as follows:

BACKGROUND:

Through Contractor’s execution of the Change Order EC00173_SC0096 Study – Feed Gas Heat Exchangers (under the Trains 1 and 2 EPC Agreement), Contractor has determined that certain valves (“Long-Lead Valves”) listed below associated with the ISBL Train Feed Gas Heater (4E-1106) will require extended engineering and manufacturing durations.

CHANGE:

1.Engineering and Procurement of Long-Lead Valves – Contractor shall perform all Work necessary to engineer and specify (including preparation of data sheets for actuated valves and SP Item), procure (including material requisition, purchase, vendor print review and resolution of technical queries with the supplier) and deliver the Equipment as defined in Table 1 – Long-Lead Valves for ISBL Train Feed Gas Heater.

Table 1 – Long-Lead Valves for ISBL Train Feed Gas Heater

[***]

Attachments to support this Change Order: N/A

Adjustments to Contract Price
1)	The original Contract Price was	$4,768,401,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$20,935,597
3)	The Contract Price prior to this Change Order was	$4,789,336,597
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	[***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	[***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$1,639,500
7)	The new Contract Price including this Change Order will be	$4,790,976,097
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40012_SCT4012 will be incorporated in Change Order EC400200_SCT4018 to be executed in 3Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40012_SCT4012 will be incorporated in Change Order EC400200_SCT4018 to be executed in 3Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below: Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

September 10, 2025	September 10, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: June 7, 2025

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Train 4	CHANGE ORDER NUMBER: Owner EC Number: EC40008 Contractor Change Number SCT4008

OWNER: Rio Grande LNG Train 4, LLC	EFFECTIVE DATE OF CHANGE ORDER: September 10, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: HEAVY HYDROCARBON CONTAMINATION MITIGATION MEASURES
BACKGROUND

[***]

CHANGE

The Agreement between the Parties listed above is changed as follows:

[***]

This Change Order does not change the basis of design for the feed gas composition for which Train 4 Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.1 Table 3: Feed Gas Composition.

Contractor’s Warranties provided in the Agreement apply to the Work described in the Change section above. Contractor specifically excludes any Warranties or guarantees that implementation of the piping design modifications as described in item 1 above will have the outcome that Owner intends with respect to mitigating potential consequences of heavy hydrocarbons in the feed gas to Train 4 Facility.

Attachments to support this Change Order:
Attachment 1 – P&ID Mark-up - RG-BL-117-PRO-PID-00001/26251-100-M6-1T17-00001 and P&ID Mark-up - RG-BL-111-PRO-PID-00004/26251-100-M6-1T11-00004
Attachment 2 – P&ID Mark-up - RG-BL-113-PRO-PID-00006/26251-100-M6-1T13-00006
Attachment 3 – S-1301 Process Data Sheet
Attachment 4 – Process Flow Diagram Mark-up
Attachment 5 – PCHE AGRU Foaming Mitigation (Option)

Adjustments to Contract Price
1)	The original Contract Price was	$4,768,401,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$12,416,597
3)	The Contract Price prior to this Change Order was	$4,780,817,597
4)	The Aggregate Equipment Price will be decreased by this Change Order in the amount of	[***]
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	[***]
6)	The total Aggregate Equipment, Labor and Skills Price will be decreased by this Change Order in the amount of	$4,352,600
7)	The new Contract Price including this Change Order will be	$4,785,170,197
Adjustment to Key Dates
The following Key Dates are modified:

The Key Date for N/A will be (increased)(decreased) by N/A Days.

The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria:

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40008_SCT4008 will be incorporated in Change Order EC40020_SCT4018 to be executed in 3Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40008_SCT4008 will be incorporated in Change Order EC40020_SCT4018 to be executed in 3Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below: Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Own~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

September 10, 2025	September 10, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: June 7, 2025

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Train 4	CHANGE ORDER NUMBER: Owner EC Number: EC40003 Contractor Change Number SCT4003

OWNER: Rio Grande LNG Train 4, LLC	EFFECTIVE DATE OF CHANGE ORDER: September 10, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: 138kV POINT OF INTERCONNECT LOCATION
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND:

AEP has redesigned the Pompano switchyard to incorporate air insulated equipment outside of the GIS equipment. As a result, the type and location of the 138kV Point of Interconnect has been modified. Overhead structures will now be the 138kV interconnect between Rio Grande LNG and AEP. AEP’s structures will be located directly inside of the fence line of the AEP Pompano switchyard.

Contractor will provide overhead interconnection structures and install and terminate the 138kV cables and the fiber optic cables between the Main Intake Substation 2 and the interconnection structures which shall be located directly outside of the AEP Pompano switchyard and shall include all required hardware per Attachment 3 (Drawing No. EX- 001 – Example Material Delineation Drawing) to this Change Order to facilitate overhead cable termination by AEP. Final equipment location and requirements to be determined by Contractor, subject to approval by Owner.

The fiber optic cable connections shall take place near the Point of Interconnect structures.

Section 22.5 of Attachment A, Schedule A-1 (Scope of Work) and Section 15.0 of Attachment A, Schedule A-2 (Basis of Design) correctly reflect the Contractor’s scope relating to 138kV switchyard interface. However, the Parties have agreed, the Contract Price does not include Work as described in those sections. Attachment 1 to this Change Order defines the scope that was modified and now needs to be correctly reflected in the Contract Price.

Section 15.0 of the Basis of Design also requires a clarification. The 100% rating of the underground 138kV cables refers to the total load demand (three Trains at 1700 total amps) and not the switchgear bus rating (2000 amps).

CHANGE:

1.Contract Price: shall be adjusted for the revised Work as defined by the red-line mark-up to Attachment A, Schedule A-1, Section 22.5 (138 kV Switchyard Interface with AEP (Pompano)) and Section 15.0 of Attachment A, Schedule A-2 (Basis of Design) as provided in Attachment 1 and Attachment 2 respectively to this Change Order.

Attachments to support this Change Order:

Attachment 1 – Attachment A, Schedule A-1, Section 22.5 (138 kV Switchyard Interface with AEP (Pompano)) – Redline Mark-up
Attachment 2 – Attachment A, Schedule A-2, Section 15.0 (Electrical) – Redline Mark-up
Attachment 3 – Drawing No. EX-001 – Example Material Delineation Drawing

Adjustments to Contract Price
1)	The original Contract Price was	$4,768,401,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$(618,103)
3)	The Contract Price prior to this Change Order was	$4,767,782,897
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	[***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	[***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$4,141,400
7)	The new Contract Price including this Change Order will be	$4,771,924,297
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40003_SC4003 will be incorporated in Change Order EC40020_SCT4018 to be executed in 3Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40003_SC4003 will be incorporated in Change Order EC40020_SCT4018 to be executed in 3Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below: Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:_____ Contractor _____ Owner _____~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

September 10, 2025	September 10, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: June 7, 2025

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Train 4	CHANGE ORDER NUMBER: Owner EC Number: EC40005 Contractor Change Number SCT4005

OWNER: Rio Grande LNG Train 4, LLC	EFFECTIVE DATE OF CHANGE ORDER: September 10, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: INTERNATIONAL FIRE CODE CHANGES REQUIRED BY TDLR
The EPC Agreement between the Parties listed above is changed as follows:
BACKGROUND
The Texas Department of Licensing and Regulation (TDLR) has adopted the 2021 International Fire Code (IFC) and 2020 National Electrical Code, effective July 1, 2024. The resulting impacts of this adoption are outlined within this Change Order provided Contractor will be granted the same exceptions (i.e. Chapter 12 articles 1207.3.1, 1207.5.1, 1207.5.5 and 1207.6.3 of the 2021 IFC) from the TDLR as received with respect to Phase 1 EPC Agreements.

CHANGE

Modifications to Prefabricated Substations and LER Buildings; Contractor to add exhaust fan alarms and battery absorbent pillows in the substations and an increase in the firewall ratings (from 1 hour to 2 hour) and add battery acid neutralizer in the LER buildings as indicated in Table 1 (Building Modifications).
Table 1 – Building Modifications

[***]

NOTE: The Contract Price adjustment for this Change Order is included in Change Order EC40016_SCT4016 (High Value Order True Up).

If TDLR does not uphold the same exceptions to the 2021 IFC as were granted with respect to Phase 1 EPC Agreements, Contractor shall be entitled to a separate Change Order to incorporate other modifications as may be required to comply with the 2021 IFC.

Attachments to support this Change Order: N/A

Adjustments to Contract Price
1)	The original Contract Price was	$4,768,401,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$9,407,997
3)	The Contract Price prior to this Change Order was	$4,777,808,997
4)	The Aggregate Equipment Price will be unchanged by this Change Order in the amount of	$—
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
6)	The total Aggregate Equipment, Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
7)	The new Contract Price including this Change Order will be	$4,777,808,997
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones): N/A Impact on Maximum Cumulative Payment Schedule: N/A
Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below: Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:_____ Contractor _____ Owner _____~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

September 10, 2025	September 10, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: June 7, 2025

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Train 4	CHANGE ORDER NUMBER: Owner EC Number: EC40014 Contractor Change Number SCT4014

OWNER: Rio Grande LNG Train 4, LLC	EFFECTIVE DATE OF CHANGE ORDER: September 18, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: NTP CONTRACT PRICE ADJUSTMENT FOR FOREIGN CURRENCY
The Agreement between the Parties listed above is changed as follows:

BACKGROUND:

[***]

CHANGE:

[***]

Attachments to support this Change Order:
•Attachment 1 – Euro Exchange Rate; September 12, 2025 – Bloomberg FX Fixings

Adjustments to Contract Price
1)	The original Contract Price was	$4,768,401,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$22,519,165
3)	The Contract Price prior to this Change Order was	$4,790,920,165
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	[***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	[***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$36,162,202
7)	The new Contract Price including this Change Order will be	$4,827,082,367
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40014_SCT4014 will be incorporated in Change Order EC40020_SCT4018 to be executed in 3Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40014_SCT4014 will be incorporated in Change Order EC40020_SCT4018 to be executed in 3Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below: Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:_____ Contractor _____ Owner _____~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

September 18, 2025	September 18, 2025
Date of Signing	Date of Signing

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: June 7, 2025

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Train 4	CHANGE ORDER NUMBER: Owner EC Number: EC40015 Contractor Change Number SCT4015

OWNER: Rio Grande LNG Train 4, LLC	EFFECTIVE DATE OF CHANGE ORDER: September 18, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: NTP TRUE UP FOR 9% NICKEL
The Agreement between the Parties listed above is changed as follows:

BACKGROUND:

Pursuant to Section 6.4 of the Agreement, Owner and Contractor, in Change Order EC40016_SCT4016 (High Value Order True-up), agreed that the change in Contract Price did not constitute a full and final settlement and accord and satisfaction as related to LNG Tank – 9% Ni Plate Material and Fabrication. Such material and fabrication was based on the nickel surcharge value as of July 23, 2025. Owner and Contractor have agreed to a Contract Price adjustment and any resultant adjustment to the Value of Foreign Currency for this High Value Order Equipment based on nickel surcharge value on the date Contractor places the purchase order with the Subcontractor. Contractor placed the purchase order on September 10, 2025.

[***]

CHANGE:

1.Attachment LL (High Value Order True Up) of the Agreement – Schedule LL-1 (High Value Orders) shall be updated per the attached Schedule LL-1 as updated by this Change Order.

[***]

Attachments to support this Change Order:
aAttachment 1 –Schedule LL-1 (High Value Orders), as updated by this Change Order
bAttachment 2 – Revised HVO Quote for LNG Tank – 9% Ni Plate Material and Fabrication from Industeel Belgium, dated September 10, 2025.

Adjustments to Contract Price
1)	The original Contract Price was	$4,768,401,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$22,575,097
3)	The Contract Price prior to this Change Order was	$4,790,976,097
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	[***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	[***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$(55,932)
7)	The new Contract Price including this Change Order will be	$4,790,920,165
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40015_SCT4015 will be incorporated in Change Order EC40020_SCT4018 to be executed in 3Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40015_SCT4015 will be incorporated in Change Order EC40020_SCT4018 to be executed in 3Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below: Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:_____ Contractor _____ Owner _____~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

September 18, 2025	September 18, 2025
Date of Signing	Date of Signing

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: June 7, 2025

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Train 4	CHANGE ORDER NUMBER: Owner EC Number: EC40020 Contractor Change Number SCT4018

OWNER: Rio Grande LNG Train 4, LLC	EFFECTIVE DATE OF CHANGE ORDER: September 19, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT C – UPDATE FOR SCHEDULE A-3 AND OTHER Q3-2025 CHANGE ORDERS

BACKGROUND:

Owner and Contractor executed Change Orders to the Agreement that deferred the changes to Attachment C. The changes to Attachment C from each of the Change Orders listed in Table 1 (Previously Executed Change Orders Requiring Incorporation into Attachment C) are to be incorporated into Attachment C as provided for in this Change Order EC40020_SCT4018.

Table 1 – Previously Executed Change Orders Requiring Incorporation into Attachment C

[***]

CHANGE:
The Agreement between the Parties listed above is changed as follows:

1.Attachment C, Appendix 1 (Contract Price Breakdown) – This appendix shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 1 to this Change Order.

1.Attachment C, Schedule C-1 (Earned Value Contract Price Breakdown) – This schedule shall be updated per the Schedule C-1 (Earned Value Contract Price Breakdown) as provided in Attachment 2 to this Change Order.

1.Attachment C, Schedule C-2 (Payment Milestones) – This schedule shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 3 to this Change Order.

1.Attachment C, Schedule C-3 (Maximum Cumulative Payment Schedule) – This schedule shall be updated per the Schedule C-3 (Maximum Cumulative Payment Schedule) as provided in Attachment 4 to this Change Order.

Attachments to support this Change Order:
Attachment 1 – Appendix 1 (Contract Price Breakdown), as updated by this Change Order
Attachment 2 – Schedule C-1 (Earned Value Contract Price Breakdown), as updated by this Change Order
Attachment 3 – Schedule C-2 (Payment Milestones), as updated by this Change Order
Attachment 4 – Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order

Adjustments to Contract Price
1)	The original Contract Price was	$4,768,401,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$58,681,367
3)	The Contract Price prior to this Change Order was	$4,827,082,367
4)	The Aggregate Equipment Price will be unchanged by this Change Order in the amount of	$—
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
6)	The total Aggregate Equipment, Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
7)	The new Contract Price including this Change Order will be	$4,827,082,367
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 2. Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 4. Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below: Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:_____ Contractor _____ Owner _____~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

September 19, 2025	September 19, 2025
Date of Signing	Date of Signing